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                                                                  EXHIBIT 23.14


                             CONSENT OF DIRECTOR


        I hereby consent to being named a director in the Goodrich Petroleum Corporation Joint Proxy/Prospectus constituting a portion of the Registration Statement on Form S-4 dated April 13, 1995.


                                          Very truly yours,


                                          /s/  BASIL M. BRIGGS
                                          ----------------------------
                                               Basil M. Briggs